                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 30, 1999

                      DAYTON HUDSON RECEIVABLES CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Minnesota
                                    ---------
                 (State or other jurisdiction of incorporation)

         0-26930                                        41-1812153
         -------                                        ----------
(Commission File Number)              (I.R.S. Employer Identification Number)

                      Dayton Hudson Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                  (612)370-6530
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)



                               Page 1 of 19 Pages
                       The Exhibit Index Appears on Page 3


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ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended April 3, 1999 and the Monthly Certificateholders' Statements for the Monthly Period ended April 3, 1999, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on April 21, 1999, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on April 26, 1999.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 1999

                                 DAYTON HUDSON RECEIVABLES CORPORATION

                                 By:              /s/ Stephen C. Kowalke

                                 Name:            Stephen C. Kowalke
                                 Title:           Vice President and Treasurer


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                                  EXHIBIT INDEX

                                                               SEQUENTIALLY
EXHIBIT NUMBER                 DESCRIPTION                     NUMBERED PAGE
--------------                 -----------                     -------------
         20.1           Series 1997-1 Monthly Servicer's             4
                        Certificate for the Monthly
                        Period ended April 3, 1999.

         20.2           Series 1997-1 Monthly                        6
                        Certificateholders' Statement for
                        the Monthly Period ended April 3,
                        1999.

         20.3           Series 1998-1 Monthly Servicer's             12
                        Certificate for the Monthly
                        Period ended April 3, 1999.

         20.4           Series 1998-1 Monthly                        14
                        Certificateholders' Statement for
                        the Monthly Period ended April 3,
                        1999.